UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 31, 2023

FINANCE OF AMERICA COMPANIES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40308	82-3474065
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5830 Granite Parkway, Suite 400

Plano, Texas 75024

(Address of Principal Executive Offices, including Zip Code)

(877) 202-2666

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	FOA	New York Stock Exchange
Warrants to purchase shares of Class A Common Stock	FOA.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

AAG Transaction

This Current Report on Form 8-K is being filed by Finance of America Companies Inc. (the “Company”) in connection with the closing (the “Closing”) on March 31, 2023 (the “Closing Date”) of the acquisition by Finance of America Reverse LLC, a Delaware limited liability company and an indirect subsidiary of the Company (“FAR”), of a substantial majority of the assets and certain of the liabilities of American Advisors Group, a California corporation (“AAG”), including, among other things, certain residential reverse mortgage loans and the right to service certain mortgage loans originated pursuant to the Federal Housing Administration’s Home Equity Conversion Mortgage program, pursuant to (i) an Asset Purchase Agreement, dated as of December 6, 2022 (the “Original Asset Purchase Agreement” and as amended by the Closing Amendment Agreement (as defined below), the “Asset Purchase Agreement”), by and between the Company, Finance of America Equity Capital LLC, a Delaware limited liability company (“FOAEC”), FAR, AAG and, for the limited purposes described therein, Reza Jahangiri, an individual residing in the State of California (the “AAG Principal”), (ii) a Servicing Rights Purchase and Sale Agreement, dated as of December 6, 2022 (as amended, the “MSR Purchase Agreement”), by and between FAR and AAG and (iii) a Loan Sale Agreement, dated as of December 6, 2022 (as amended, the “Mortgage Loan Purchase Agreement” and collectively with the Asset Purchase Agreement and MSR Purchase Agreement, the “AAG Purchase Agreements”), by and between FAR and AAG (such acquisition, the “AAG Transaction”).

On the Closing Date, the Company, FOAEC and FAR entered into an Amendment Agreement (the “Closing Amendment Agreement”) with AAG and the AAG Principal, pursuant to which the parties to the AAG Transaction agreed, among other things, that (a) the amount of cash consideration payable by FAR to AAG under the Asset Purchase Agreement would be reduced to $5.5 million (from $10 million in the Original Asset Purchase Agreement) and in connection with such reduction, FAR would issue to AAG a promissory note with an aggregate principal amount of $4.5 million (the “Note”) and (b) the closing of the AAG Transaction would be deemed to be effective as of 11:59 p.m., New York City time, on the Closing Date.

Pursuant to the AAG Purchase Agreements, in consideration for the assets acquired thereunder, on the Closing Date, (i) FAR paid to AAG $5.5 million in cash and issued to AAG the Note, (ii) the Company issued to AAG one share of Class B Common Stock, par value $0.0001 per share, of the Company (“Company Class B Common Stock”), and (iii) FOAEC issued to AAG 19,692,990 Class A Units of FOAEC (“FOAEC Units”). Under the AAG Purchase Agreements, FOAEC may issue to AAG up to 14,200,676 additional FOAEC Units upon the occurrence of certain events. The maximum number of FOAEC Units issuable to AAG under the AAG Purchase Agreements is 33,893,666 FOAEC Units.

As of the date hereof, the aggregate FOAEC Units issued to AAG on March 31, 2023, together with the FOAEC Units that are issuable to AAG pursuant to the Purchase Agreements, if outstanding, would be exchangeable for 33,893,666 shares of Class A Common Stock, par value $0.0001 per share, of the Company (“Company Class A Common Stock”), pursuant to the Exchange Agreement (as defined below).

The foregoing summary is qualified in its entirety by reference to the text of each of the Asset Purchase Agreement, the MSR Purchase Agreement, the Mortgage Loan Purchase Agreement and the Closing Amendment Agreement, which are included as Exhibits 2.1, 2.2, 2.3 and 2.6 to this Current Report on Form 8-K, respectively, and incorporated herein by reference.

Equity Investments

On the Closing Date, the Company issued and sold 10,869,566 shares of Company Class A Common Stock to each of (i) BTO Urban Holdings L.L.C., Blackstone Family Tactical Opportunities Investment Partnership - NQ - ESC L.P. and BTO Urban Holdings II L.P. (collectively, the “Blackstone Investor”) and (ii) Libman Family Holdings, LLC (the “BL Investor” and together with the Blackstone Investor, the “Investors”), in exchange for an aggregate purchase price of $15,000,000 paid by each of the Investors, pursuant to separate Stock Purchase Agreements, dated as of December 6, 2022, by and between the Company and each of the Investors (each, a “Stock Purchase Agreement” and such issuance and sale, the “Equity Investments”). Pursuant to the Stock Purchase Agreements, the Company agreed to use the proceeds of the Equity Investments (i) for general corporate purposes and/or (ii) to fund or reimburse amounts to be paid by the Company or its subsidiaries in connection with the AAG Transaction.

The foregoing summary is qualified in its entirety by reference to the text of the Stock Purchase Agreements, which are included as Exhibits 2.4 and 2.5 to this Current Report on Form 8-K, respectively, and incorporated herein by reference.

Item 1.01.	Entry into a Material Definitive Agreement.

As described in the Introductory Note above, on the Closing Date, the parties to the AAG Transaction entered into the Closing Amendment Agreement. The information in the Introductory Note above is incorporated by reference into this Item 1.01.

Also on the Closing Date, in connection with the consummation of the AAG Transaction, the Company and FOAEC entered into an Equity Matters Agreement (the “Equity Matters Agreement”) with AAG pursuant to which, among other things, AAG joined and became a party to (i) the Amended and Restated Limited Liability Company Agreement of FOAEC, dated as of April 1, 2021, as a “Member” thereunder, (ii) the Exchange Agreement, dated as of April 1, 2021 (the “Exchange Agreement”), by and among FOA, FOAEC and the holders of FOAEC Units from time to time, as an “LLC Unitholder” thereunder and (iii) the Registration Rights Agreement, dated as of April 1, 2021, by and among the Company, the Blackstone Investors, the BL Investors and each other Holder (each as defined therein) from time to time party thereto, as an “Other Holder” thereunder. Pursuant to the Exchange Agreement, AAG is permitted to exchange its FOAEC Units for shares of Company Class A Common Stock on a one-for-one basis, subject to customary conversion rate adjustments for stock splits, stock dividends and reclassifications. The foregoing summary is qualified in its entirety by reference to the text of the Equity Matters Agreement, which is included as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As described in the Introductory Note above, on the Closing Date, the AAG Transaction was completed in accordance with the AAG Purchase Agreements.

The information in the Introductory Note above is incorporated by reference into this Item 2.01.

Item 3.02.	Unregistered Sales of Equity Securities.

As described in the Introductory Note above, on the Closing Date, (i) the Company issued to AAG one share of Company Class B Common Stock and FOAEC issued to AAG 19,692,990 FOAEC Units pursuant to the Asset Purchase Agreement and (ii) the Company issued 10,869,566 shares of Company Class A Common Stock to each of the Investors pursuant to their respective Stock Purchase Agreement. The offer and sale of the foregoing shares of Company Class A Common Stock and Company Class B Common Stock and the FOAEC Units were made in reliance on an exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

Under the AAG Purchase Agreements, FOAEC may issue to AAG up to 14,200,676 additional FOAEC Units upon the occurrence of certain events. The maximum number of FOAEC Units issuable to AAG under the AAG Purchase Agreements is 33,893,666 FOAEC Units.

The information in the Introductory Note above is incorporated by reference into this Item 3.02.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 31, 2023, the Company’s Board of Directors (the “Board”) appointed Graham A. Fleming, current President and interim Chief Executive Officer (CEO) of the Company, as Chief Executive Officer (principal executive officer), effective as of April 5, 2023.

Mr. Fleming, 54, joined the Company in December 2013 and was appointed to President of the Company in October 2020 and appointed as interim CEO, effective June 2022. Prior to his current role, Mr. Fleming served as Chief Administrative Officer, overseeing Finance, Treasury, Risk, Compliance and Corporate Administration. Prior to joining the Company, Mr. Fleming founded and served as the President of Icon Residential Lenders. Prior to that, Mr. Fleming served as the Chief Financial Officer of AMRESCO Residential Mortgage. Mr. Fleming brings over 25 years of experience in the mortgage lending business including extensive expertise in strategic planning, accounting and financial management, regulatory compliance, quality control and risk management, secondary operations and capital markets. Mr. Fleming attended the Dublin Business School, Ireland and is a Chartered Certified Accountant. There were no changes to Mr. Fleming’s compensation arrangements in connection with his appointment.

In connection with Mr. Fleming’s appointment, the Board appointed Kristen Sieffert to serve as President of the Company. Ms. Sieffert, 42, has served as President of FAR since 2015. In that role, Ms. Sieffert, has been responsible for growth and innovation in the Company’s reverse mortgage business. Prior to her role as president, Ms. Sieffert served as FAR’s chief operating officer. Before joining FAR in 2012, Ms. Sieffert served as acting president for San Diego-based EquiPoint and vice president for operations at One Reverse Mortgage. Ms. Sieffert began her reverse mortgage career in 2004 with Financial Freedom Senior Funding Corp. She earned a bachelor’s degree at the University of California, Los Angeles (UCLA) and in 2018, was accepted as a member of the San Diego Coastal Chapter of the Young Presidents Organization (YPO). In connection with her appointment, Ms. Sieffert’s annual salary was increased to $650,000, her target cash bonus under the Company’s annual incentive plan was increased to $1.2 million, with the final payout of such bonus to be based on individual achievement and Company performance goals as determined by the Company’s compensation committee, and her target annual equity award of time-based restricted stock units under the Company’s long term incentive plan was increased to $1.25 million. Ms. Sieffert’s brother-in-law is a non-executive officer employee of the Company and in connection therewith, received total compensation of approximately $131,000 and $190,000 in fiscal 2022 and 2021, respectively, consisting of an annual cash base salary and bonus, along with customary employee benefits available to salaried employees generally.

Item 7.01.	Regulation FD Disclosure.

On April 3, 2023, the Company issued a press release announcing the consummation of the AAG Transaction and the Equity Investments and the aforementioned management updates. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including with respect to the Company’s expectations regarding the AAG Transaction and the Equity Investments. Forward-looking statements are not historical facts or statements of current conditions, but instead represent only management’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. These statements are subject to risks, uncertainties, assumptions and other important factors. Factors that could cause the Company’s actual results to differ materially from those expressed or implied in such forward-looking statements include, but are not limited to, those described under “Risk Factors” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the Securities and Exchange Commission (“SEC”) on March 16, 2023, as such factors may be amended and updated from time to time in the Company’s subsequent periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Readers are cautioned not to put undue reliance on such forward-looking statements because actual results may vary materially from those expressed or implied. The Company assumes no obligation to, and expressly disclaims any obligation to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses or Funds Acquired.

The financial statements required by this item will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date on which this Current Report on Form 8-K must be filed.

(b) Pro Forma Financial Information.

The financial statements required by this item will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date on which this Current Report on Form 8-K must be filed.

(d) Exhibits.

Exhibit Number	Description

2.1	Asset Purchase Agreement, dated as of December 6, 2022, by and among the Company, FOAEC, FAR, AAG and, for the limited purposes described therein, the AAG Principal (incorporated by reference to Exhibit 10.16 to the Company’s Annual Report on Form 10-K filed on March 16, 2023)

2.2	Servicing Rights Purchase and Sale Agreement, dated as of December 6, 2022, by and between FAR and AAG (incorporated by reference to Exhibit 10.19 to the Company’s Annual Report on Form 10-K filed on March 16, 2023)

2.3	Loan Sale Agreement, dated as of December 6, 2022, by and between FAR and AAG (incorporated by reference to Exhibit 10.20 to the Company’s Annual Report on Form 10-K filed on March 16, 2023)

2.4	Stock Purchase Agreement, dated as of December 6, 2022, by and between the Company and the Blackstone Investor (incorporated by reference to Exhibit 10.17 to the Company’s Annual Report on Form 10-K filed on March 16, 2023)

2.5	Stock Purchase Agreement, dated as of December 6, 2022, by and between the Company and the BL Investor (incorporated by reference to Exhibit 10.18 to the Company’s Annual Report on Form 10-K filed on March 16, 2023)

2.6	Amendment Agreement, dated as of March 31, 2023, by and between the Company, FOAEC, FAR, AAG and the AAG Principal

10.1	Equity Matters Agreement, dated as of March 31, 2023, by and among the Company, FOAEC and AAG

99.1	Press Release, dated as of April 3, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Finance of America Companies Inc.

Date: April 3, 2023	/s/ Johan Gericke
	Name:	Johan Gericke
	Title:	Executive Vice President and Chief Financial Officer